ASSET PURCHASE AGREEMENT

DATE:

May 7, 2009

PARTIES:

Golden West Brewing Company

(“Seller”)

A California Corporation

P.O. Box 3750

Chico, CA 95927

People’s Holding Company, LLC

(“Buyer”)

An Indiana Llc

P.O. Box 776

Lafayette, IN 47902

Ager Tank & Equipment Co., Inc

(“Broker”)

An Oregon corporation

3333 NW Front Ave,

Portland, OR 97210

RECITALS

A.

Seller has acquired or is acquiring certain assets associated with the business of brewing and packaging beer.

B.

Buyer desires to acquire all these certain assets pursuant to the terms of this Agreement.

AGREEMENT

SECTION 1. ASSETS PURCHASED

Subject to the satisfaction or waiver of the conditions set forth in this Agreement, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Buyer, free of all liens and encumbrances, and Buyer shall purchase and accept, Seller’s right, title and interest in and to the assets, properties and rights described in Exhibit A attached hereto and by this reference incorporated herein (hereinafter “Assets”).

SECTION 2.  EXCLUDED ASSETS

Excluded from this sale and purchase are all of Seller’s assets not listed on Exhibit A.

SECTION 3.  PURCHASE PRICE FOR ASSETS OTHER THAN INVENTORIES

The purchase price for the Assets shall be One Hundred Seventy Thousand ($170,000.00)

SECTION 4.  PAYMENT OF PURCHASE PRICE

The price of the Assets shall be paid as follows:

4.1

Upon the execution of this Agreement, Buyer shall pay to Broker, by wire transfer to such bank account so designated by Broker, non-refundable deposit in the amount of Thirty Thousand ($30,000.00).

U.S. Bank, Portland Industrial Branch

Account Name:  Ager Tank & Equipment Co.

Acct# +++++++++++++++++

Routing# +++++++++++++

4.2

At closing on or before May  29, 2009, Buyer Shall pay to Broker, by wire transfer, a final payment of One Hundred Forty Thousand ($140,000.00) as set out in section 4.1

4.3

(Intentionally Blank)

4.4

Buyer and Seller agree that Buyer will pay all dismantle and rigging costs associated with removing the Assets from The Butte Creek Brewery, 945 W. 2nd St, Chico, CA, 95928.  Buyer will also pay all shipping costs associated with the Asset purchase.  Seller and Broker will not be held liable for any damage caused during the dismantle and rigging of the Assets in The Butte Creek Brewery.  Seller will retain title to the Assets until Closing and will also insure Assets until Closing.  Seller is responsible for any/all demolition work or building modifications necessary to remove the equipment.  This includes removal of glass windows and doors in front of brewhouse for brewhouse removal, removal of wall so 40 bbl fermenters can be removed, removal of wall so mill and hopper can be removed, and removal of wall so boiler and chiller reservoir can be removed.

SECTION 5.  SELLER’S REPRESENTATIONS AND WARRANTIES

5.1

Corporate Existence.  Seller is now and on the closing date will be a corporation duly organized and validly existing under the laws of the state of California.  Seller has all requisite corporate power and authority to convey the Assets.

5.2

Authorization.  The execution, delivery, and performance of this Agreement have been duly authorized and approved by the board of directors of Seller, and this Agreement constitutes a valid and binding agreement of Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, insolvency, or similar laws affecting the enforcement of creditors’ rights or by the application of general principles of equity.

5.3

Brokers and Finders.  Seller has employed a broker in connection with the transactions contemplated by this Agreement, and has taken action that would give rise to a valid claim against the seller for a brokerage commission, finder’s fee, or other like payment.

5.4

Condition of the Assets.  It is expressly understood by all parties to this Agreement that the Assets are being sold by Seller in AS-IS-condition, as is further described in Section 10 herein.  Buyer acknowledges that except for the representations and warranties contained in this Article 5, neither Seller nor any other person makes any other express or implied representation or warranty on behalf of Seller, including, without limitation, any representation or warranty as to the condition of the Assets.

5.5

Accuracy of Representations and Warranties.  None of the representations or warranties of Seller contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make the statements contained herein not misleading.

SECTION 6.  REPRESENTATIONS OF BUYER

Buyer represents and warrants as follows:

6.1

Corporate Existence.  Buyer is a corporation duly organized and validly existing under the laws of the state of Indiana.  Buyer has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

6.2

Authorization.  The execution, delivery, and performance of this Agreement have been duly authorized and approved by the board of directors of Buyer, and this Agreement constitutes a valid and binding agreement of Buyer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, insolvency, or similar laws affecting the enforcement of creditors’ rights or by the application of general principles of equity.

6.3

Brokers and Finders.  Buyer has not employed any broker or finder in connection with the transactions contemplated by this Agreement and has taken no action that would give rise to a valid claim against any party for a brokerage commission finder’s fee, or other like payment.

6.4

Accuracy of Representations and Warranties.  None of the representations or warranties of Buyer contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make the statements contained herein not misleading.

SECTION 7.  CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS

The obligation of Buyer to purchase the Assets is subject to the fulfillment, before or at the closing date, of each of the following conditions, any one or portion of which may be waived in writing by Buyer:

7.1

Representations, Warranties, and Covenants of Seller.  All representations and warranties made in this Agreement by Seller shall be true as of the closing date as fully as though such representations and warranties had been made on and as of the closing date, and, as of the closing date, Seller shall not have violated or shall not have failed to perform in accordance with any covenant contained in this Agreement.

7.2

No Suits or Actions.  At the closing date no suit, action, or other proceeding shall have been threatened or instituted to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the contemplated transactions.

SECTION 8.  CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, before or at the closing date, of each of the following conditions, any one or a portion of which may be waived in writing by Seller.

8.1

Representation. Warranties, and Covenants of Buyer.    All representations and warranties made in this Agreement by Buyer shall be true as of the closing date as fully as though such representations and warranties had been made on and as of the closing date, and Buyer shall not have violated or shall not have failed to perform in accordance with any covenant contained in this Agreement.

8.2

No Suits or Actions.  At the closing date no suit, action or other proceeding shall have been threatened or instituted to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the contemplated transactions.

SECTION 9.  BUYER’S ACCEPTANCE

Buyer represents and acknowledges that it has entered into this Agreement on the basis of its own examination, personal knowledge, and opinion of the value of the Assets.  Buyer has not relied on any representations made by Seller or Broker, other than those specified in this Agreement.  Buyer further acknowledges that Seller or Broker has made no agreement or promise to repair or improve any of the Assets being sold to Buyer under this Agreement, and that Buyer takes all such Assets in the condition existing on the date of this Agreement, except as otherwise provided in this Agreement.

SECTION 10.

“AS-IS” CONDITION

Except as to title and as may be specifically provided in this Agreement, Buyer expressly understands and agrees that it shall accept the sale and transfer by Seller of all of the Assets on an “As-Is Where-Is” basis on the Closing Date regardless of the condition of the Assets and whether Buyer has inspected and examined them.  EXCEPT AS MAY BE SPECIFICALLY PROVIDED IN THIS AGREEMENT, SELLER MAKES NO WARRANTY WITH RESPECT TO THE VALUE, CONDITION OR USE OF THE ASSETS, WHETHER EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

SECTION 11.

RISK OF LOSS

The risk of loss, damage, or destruction to any of the Assets to be conveyed to Buyer under this Agreement shall be borne by Seller to the time of closing.  In the event of such loss, damage, or destruction, Seller, at its option, shall either terminate this Agreement, or shall replace the lost Asset or repair or cause to repair the damaged Asset to its condition before the damage.  If Seller chooses to repair or replace such Assets and replacement, repairs, or restorations are not completed before closing, then the purchase price shall be adjusted by an amount agreed upon by Buyer and Seller that will be required to complete the replacement, repair, or restoration following closing.  If Buyer and Seller are unable to agree, then Buyer, at its sole option may terminate this Agreement.

SECTION 12.

INDEMNIFICATION AND SURVIVAL

12.1

Survival of Representations and Warranties.  All representations and warranties made in this Agreement shall survive the closing of this Agreement, except that any party to whom a representation or warranty has been made in this Agreement shall be deemed to have waived any misrepresentation or breach of representation or warranty of which such party had knowledge before closing.  Any party learning of a misrepresentation or breach of representation or warranty under this Agreement shall immediately give written notice thereof to all other parties to this Agreement.  The representations and warranties in this Agreement shall terminate one year from closing date, and such representations or warranties shall thereafter be without force or effect, except any claim with respect to which notice has been given to the party to be charged prior to such expiration date.  In addition, the indemnification provisions of Sections 12.2.1 and 12.3.1 shall survive closing and terminate one year from the closing date.

12.2

Seller’s Indemnification

12.2.1

Seller hereby agrees to indemnify and hold Buyer, its successors, and assigns harmless from and against:

(1)

Any and all claims, liabilities, and obligations of every kind and description, contingent or otherwise, arising out of or related to the Assets prior to the closing date, except for claims, liabilities, and obligations of Seller expressly assumed by Buyer under this Agreement or paid by insurance maintained by Seller or Buyer.

(2)

Any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of Seller under this Agreement.

12.2.2

Seller shall not be required to indemnify Buyer for an amount that exceeds the total purchase price paid by Buyer under Section 3 of this Agreement.

12.3

Buyer’s Indemnification.

12.3.1

Buyer agrees to defend, indemnify, and hold harmless Seller from and against:

(1)

Any and all claims, liabilities, and obligations of every kind and description arising out of or related to the Assets following closing or arising out of Buyer’s failure to perform obligations of Seller assumed by Buyer pursuant to this Agreement.

(2)

Any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of Buyer under this Agreement.

SECTION 13.

CLOSING

13.1

Time and Place.  This Agreement shall be closed at the offices of Ager Tank & Equipment Co. located at 3333 NW Front Street, Portland, Oregon on or before the 29th day of May, 2009, or at such other time as the parties may agree in writing.  Such closing may occur via overnight mail and facsimile.  If closing has not occurred on or before May 29, 2009, then either party may elect to terminate this Agreement.  If however, the closing has not occurred because of a breach of contract by one or more parties, the breaching party or parties shall remain liable for breach of contract.

13.2

Obligations of Seller at the Closing.  At the closing and coincidentally with the performance by Buyer of its obligations described in Section 13.3, Seller shall deliver to Buyer the following:

13.2.1

Bills of sale, assignments, properly endorsed certificates of title and other instruments of transfer, in form and substance reasonably satisfactory to counsel for Buyer, necessary to transfer and convey all of the Assets to Buyer.

13.2.2

Such other certificates and documents as may be called for by the provisions of this Agreement.

13.3

Obligations of Buyer at the Closing.  At closing and coincidentally with the performance by Seller of their obligations described in Section 13.2 Buyer shall deliver to Seller the following:

13.3.1

Proof of wiring in the amount specified in Section 4.1 - 4.4

13.3.2

Such other certificates and documents as may be called for the by provisions of this Agreement.

SECTION 14.

(Intentionally Blank)

SECTION 15.

TERMINATION OF AGREEMENT

15.1

By Mutual Consent.  This Agreement may be terminated by mutual written consent of Buyer, Seller, and Broker.

15.2

Breach of Representations and Warranties; Failure of Conditions.  Buyer may elect by notice to Seller and Broker, and Seller may elect by notice to Buyer and Broker, to terminate this Agreement if:

15.2.1

The terminating party shall have discovered a material error, misstatement, or omission in the representations and warranties made in this Agreement by the other party which shall not have been cured by such other party within three days after written notice to such other party specifying in detail such asserted error, misstatement, or omission, or by the closing date, whichever first occurs.

15.2.2

All of the conditions precedent of the terminating party’s obligations under this Agreement as set forth in either Section 7 or 8, as the case may be, have not occurred and have not been waived by the terminating party on or prior to the closing date.

15.2.3

The obligations of a party under either Section 13.2 or 13.3 are not completed as of the Closing.

15.3

Closing Notwithstanding the Right to Terminate.  The party with a right to terminate this Agreement pursuant to Section 15.2.1, 15.2.2 or 15.2.3 shall not be bound to exercise such right, and its failure to exercise such right shall not constitute a waiver of any other right it may have under this Agreement, including but not limited to remedies for breach of a representation, warranty, or covenant.

SECTION 16.

MISCELLANEOUS

16.1

Binding Effect.  This Agreement shall be binding on and inure to the benefit of the parties and their respective heirs, personal representatives, successors, and permitted assigns.

16.2

Assignment.  Neither this Agreement nor any of the rights, interests, or obligations under this Agreement shall be assigned by any party without the prior written consent of the other parties, which consent will not be unreasonably withheld.

16.3

No Third-Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended or shall be construed to confer on any person, other than the parties to this Agreement, any right, remedy, or claim under or with respect to this Agreement.

16.4

Notices.  All notices and other communications under this Agreement must be in writing and shall be deemed to have been given if delivered personally, mailed by certified mail, or delivered by an overnight delivery service (with confirmation) to the parties to the following addresses (or at such other address as a party may designate by like notice to the other parties):

To Seller:

At the address set forth above

Copy to:

__________________________

__________________________

__________________________

__________________________

To Buyer:

At the address set forth above

Copy to:

Brett Vander Plaats

People’s Holding Company, LLC

8855 White Fir Dr.

Indianapolis, IN 46256

To Broker:

At the address set forth above

Copy to:

Raymond M. Rask

Brownstein Rask, et al

1200 SW Main Building

Portland, OR  97205

Any notice or other communication shall be deemed to be given (a) on the date of personal delivery, (b) at the expiration of the fifth (5th) day after the date of deposit in the United States mail, (c) on the date of confirmed delivery by overnight delivery service, or (d) on the date a facsimile is received.

16.5

Amendments.  This Agreement may be amended only by an instrument in writing executed by all the parties, which writing must refer to this Agreement.

16.6

Construction.  The captions used in this Agreement are provided for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.  All references in this Agreement to “Section” or “Sections” without additional identification refer to the Section or Sections of this Agreement.  All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.  Whenever the words “include” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

16.7

Counterparts.  This Agreement may be executed in counterparts, each of which will be considered an original and all of which together will constitute one and the same agreement.

16.8

Facsimile Signatures.  Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original.  At the request of either party, the parties shall confirm facsimile transmitted signatures by signing an original document.

16.9

Further Assurances.  Each party agrees (a) to execute and deliver such other documents and (b) to do and perform such other acts and things, as any other party may reasonably request, in order to carry out the intent and accomplish the purposes of this Agreement.

16.10

Time of Essence.  Time is of the essence with respect to all dates and time periods set forth or referred to in this Agreement.

16.11

Expenses.  Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear the party’s own expenses in connection with the preparation, execution and performance of this Agreement and the transactions contemplated by this Agreement.

16.12

Waiver.  Any provision or condition of this Agreement may be waived at any time, in writing, by the party entitled to the benefit of such provision or condition.  Waiver of any breach of any provision shall not be a waiver of any succeeding breach of the provision or a waiver of the provision itself or any other provision.

16.13

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the state of Oregon, without regard to conflict-of-laws principles.

16.14

Attorney Fees.  If any arbitrations, suit, or action is instituted to interpret or enforce the provisions of this Agreement, to rescind this Agreement, or otherwise with respect to the subject matter of this Agreement, the party prevailing on an issue shall be entitled to recover with respect to such issue, in addition to costs, reasonable attorney fees incurred in preparation or in prosecution or defense of such arbitration, suit, or action as determined by the arbitrator or trial curt, and if any appeal is taken from such decision, reasonable attorney fees as determined on appeal.

16.15

Injunctive and Other Equitable Relief.  The parties agree that the remedy at law for any breach or threatened breach by a party may, by its nature, be inadequate, and that the other parties shall be entitled, in addition to damages, to a restraining order, temporary and permanent injunctive relief, specific performance, and other appropriate equitable relief, without showing or proving that any monetary damage has been sustained.

16.16

Venue.  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties in Multnomah county circuit Court of the State of Oregon, or, subject to applicable jurisdictional requirements, in the Unites States District Court for the District of Oregon, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to such venue.

16.17

Exhibits.  The exhibits referenced in this Agreement are a part of this Agreement as if fully set forth in this Agreement.

16.18

Severability.  If any provision of this Agreement shall be invalid or unenforceable in any respect for any reason, the validity and enforceability of any such provision in any other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

16.19

Entire Agreement.  This Agreement (including the documents and instruments referred to in this Agreement) constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes all prior understandings and agreements, whether written or oral, among the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

SELLER:

Golden West Brewing Co.

By: /s/ John C. Power

John C. Power, its CEO/Director

BUYER:

People’s Holding Company

By:/s/ Chris Johnson

Chris Johnson, its President

BROKER:

Ager Tank & Equiptment Co., Inc.

By: /s/ Jason Ager

Jason Ager, its Treasurer

Exhibit A

Included are the following items:

20 bbl Brewery –

Brewhouse-

20 bbl AAA Brewhouse to include-

-20 bbl AAA steam fired kettle with 3 jacketed zones, stainless steel clad, top manway, and kettle vent stack.  Dimensions are approx 6’ diameter x 9’ tall to the top of the stack flange

-20 bbl AAA mash/lauter tun hot liquor tank combi vessel with 4 piece screen and top mounted agitator drive, stainless steel clad, insulated and stainless clad mlt, steam heated hot liquor tank mounted below the mlt.  Approx 6’6” diameter x 10’ tall to the top of the agitator drive

-Oversized AAA whirlpool – approx 25bbl gross, stainless steel construction with top manway and 4 legs.  Aprox 8’ tall x 60” diameter

-Brewhouse platform, stainless construction.

-Stainless steel diverter panel with stainless piping, inline bag filter, vertical cartridge filter, AGC heat exchanger, and (3) brewhouse pumps

-Stainless hop back with integrated screen

-Grant with high/low level controller

-Additional horizontal dairy tank that was utilized as a hot liquor tank although it is only insulated and not steam heated, includes transfer pump

Grain Handling –

Small hopper mounted on load cells above the mill.  The mill is a Universal 2-roll and mills to a universal bucket elevator.  The bucket elevator brings the grain to a short auger which transfers the milled grain to a square stainless steel grist case (approx 100# cap) mounted above the brewhouse.  There is a hydrator on the top of the mlt

Cellar tanks-

Four (4) 40 bbl conical fermenters, manufactured by AAA, 3-zone cooling jackets, side manway doors, 45 degree cones, includes valves and fittings

Support Equipment-

Small diaphragm pump

Mechanical-

Weil Mcclean steam boiler, natural gas fired, 15 psi (included with brewhouse)

Small outdoor Schreiber Glycol chiller system with reservoir, pumps, and controls

Bottling line-

Cemco 50/8 filler/crowner – 12 oz longneck and 22 oz

Packaging Systems twist rinser, hydraulic drive

Dump/pack off tables

Krones Starmatic labeler to rn body and shoulder label – 12 oz longneck and 22 oz.

Inline accumulation table

Jagla Machinery pneumatic bottle uncaser

Gravity roller conveyor

Quincy 10hp air compressor – (included with bottling line)

Filtration-

Prospero 40cm x 40cm plate and frame filter, approx 30 black noryl plates

4 ton bulk co2 tank with compressor

Forklift and (2) pallet jacks

Misc kegs

Misc spare parts , change parts, valves, clamps, fittings